UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report: (Date of earliest event reported) May 8, 2003



                     OLD REPUBLIC INTERNATIONAL CORPORATION
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      0-4625              36-2678171
   ----------------------------     ----------------     -------------------
   (State or other jurisdiction       (Commission        (I.R.S. Employer
    of incorporation)                 File Number)       Identification No.)



               307 North Michigan Avenue, Chicago, Illinois 60601
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (312) 346-8100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure
         ------------------------

On May 8, 2003, Old Republic International Corporation submitted to the U.S. Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer under Section 906 of the Sarbanes-Oxley Act of 2002 with respect to the Company's periodic report on Form 10-Q for the quarterly period ended March 31, 2003. The full text of their certifications are included as Exhibit 99.1 and Exhibit 99.2 hereto.


     Exhibits
     --------

99.1 Principal  Executive  Officer  Signed   Certification  of  Periodic  Report
     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2 Principal  Financial  Officer  Signed   Certification  of  Periodic  Report
     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         OLD REPUBLIC INTERNATIONAL CORPORATION
                                         Registrant



Date: May 8, 2003                        By: /s/ John S. Adams
                                            -----------------------------------
                                                 Senior Vice President
                                                 and Chief Financial Officer

                                INDEX TO EXHIBITS
                                -----------------


     Exhibits

99.1 Principal  Executive  Officer  Signed   Certification  of  Periodic  Report
     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2 Principal  Financial  Officer  Signed   Certification  of  Periodic  Report
     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.